Pax World Funds Series Trust I

Supplement Dated December 31, 2021

to the Prospectus and Statement of Additional Information, each dated May 1, 2021

Effective March 31, 2022, the principal investment strategy of Pax Global Environmental Markets Fund will change.

Also effective January 1, 2022, Diederik Basch and Curtis Kim will become Portfolio Managers of Pax Small Cap Fund.

Accordingly, the Prospectus and Statement of Additional Information will be amended as follows:

Prospectus Pages 49 and 104

Under Principal Investment Strategies, the first sentence in the second paragraph is replaced with the following:

Under normal market conditions, the Global Environmental Markets Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy management & efficiency; transportation solutions; water infrastructure & technologies; environmental services & resources; digital infrastructure; resource efficiency & waste management; and sustainable food & agriculture.

Prospectus Page 23

Under Portfolio Managers, the table of Portfolio Managers will be deleted and replaced in its entirety with the following:

Portfolio Manager	Since	Title
Diederik Basch	2022	Portfolio Manager
Curtis Kim	2022	Portfolio Manager
Nathan Moser	2008	Portfolio Manager

Prospectus Page 136

Under Management, Organization and Capital Structure, in the section entitled Portfolio Managers, the following paragraphs will be added in alphabetical order:

Diederik Basch is a Portfolio Manager of the Small Cap Fund. He has been an analyst with the Fund since 2016. Prior to joining the Adviser, Mr. Basch was a Senior Equity Analyst at RobecoSAM AG, a subsidiary of Robeco Group, in Zurich, Switzerland, where he conducted fundamental research, including integration of ESG factors, on the global consumer staples and discretionary sectors. He was a key supporting analyst for Robeco’s thematic Sustainable Healthy Living and Sustainable Agribusiness funds. Mr. Basch also completed an assignment in Robeco’s Hong Kong office, working with its Asian Equities team. Mr. Basch is a CFA® charterholder and member of the Boston Security Analysts Society. He holds a Bachelor of Arts with a concentration in economics from Brandeis University and received his MBA from the Kelley School of Business at Indiana University, where he was also a faculty-selected member of the Investment Management Academy.

Curtis Kim is a Portfolio Manager of the Small Cap Fund. He has been an analyst with the Fund since 2018. Prior to joining the Adviser, Mr. Kim served as a Generalist Analyst at SGF Capital, a long-short hedge fund focused on small cap equities. Prior to that, Mr. Kim worked as a Quantitative Associate at Clearbridge Investments, a Legg Mason subsidiary. He earned a Bachelor of Arts with a concentration in political science from Colgate University and an MBA from Cornell University. He is a CFA® charterholder.

Statement of Additional Information Page 67

The first table under Portfolio Managers, in the section entitled Other Accounts Managed, will be replaced in its entirety with the following:

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Diederik Basch[1]	4	$ 20.1	0	$ 0	0	$ 0
Andrew Braun	2	$ 1.9	0	$ 0	0	$ 0
Barbara Browning	2	$ 1.9	0	$ 0	0	$ 0
Christina Cappabianca[2]	0	$ 0	0	$ 0	0	$ 0
Curtis Kim[1]	4	$ 20.1	0	$ 0	0	$ 0
Scott LaBreche	0	$ 0	1	$ 20.0	0	$ 0
Nathan Moser	4	$ 9.7	0	$ 0	0	$ 0
Peter Schwab	0	$ 0	1	$ 57.5	0	$ 0
Kent Siefers	0	$ 0	1	$ 57.5	0	$ 0
Anthony Trzcinka	0	$ 0	1	$ 57.5	0	$ 0

[1]	The information provided for Mr. Basch and Mr. Kim is as of November 30, 2021.
[2]	The information provided for Ms. Cappabianca is as of June 1, 2021.

Statement of Additional Information Pages 69

The section entitled Portfolio Managers – Ownership of Securities is replaced in its entirety with the following:

As of December 31, 2020 (and as of June 1, 2021 with respect to Ms. Cappabianca; and as of November 30, 2021 with respect to Mr. Basch and Mr. Kim), (i) the dollar value of shares of the Large Cap Fund owned beneficially by Andrew Braun was $100,001-$500,000; and by Barbara Browning was $10,001-$50,000; (ii) the dollar value of shares of the Small Cap Fund owned beneficially by Diederik Basch $50,001-$100,000; by Curtis Kim was $0; and by Nathan Moser was $50,001-$100,000; (iii) the dollar value of shares of the U.S. Sustainable Economy Fund owned beneficially by Christine Cappabianca was $0; and by Scott LaBreche was $0; (iv) the dollar value of shares of the Global Sustainable Infrastructure Fund owned beneficially by Christine Cappabianca was $0; and by Scott LaBreche was $0; (v) the dollar value of shares of the International Sustainable Economy owned beneficially by Christine Cappabianca was $0; and by Scott LaBreche was $10,001-$50,000; (vi) the dollar value of shares of the Global Women's Fund owned beneficially by Christine Cappabianca was $0 and by Scott LaBreche was $10,001-$50,000; (vii) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Hubert Aarts was $0; by Sid Jha was $0; and by David Winborne was $0; (viii) the dollar value of shares of the Global Opportunities Fund owned beneficially by Kirsteen Morrison was $0; and by David Winborne was $0; (ix) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $0; (xi) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $500,001-$1,000,000; and by Kent Siefers was $1-$10,000; (xii) the dollar value of shares of the Sustainable Allocation Fund owned beneficially by Andrew Braun was $100,001-$500,000; by Nathan Moser was $50,001-$100,000; by Peter Schwab was $100,001-$500,000; and by Anthony Trzcinka was $100,001-$500,000.

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